UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITC Holdings Corp. Term Loan Credit Agreement

On August 23, 2012,  ITC Holdings Corp. (“ITC Holdings”) entered into a Term Loan Credit Agreement (the “ITC Holdings Term Loan Credit Agreement”) with the various financial institutions and other persons from time to time parties thereto as lenders (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, J.P. Morgan Securities LLC, Barclays Bank PLC, Deutsche Bank Securities, Inc. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Deutsche Bank Securities, Inc., as syndication agents and Wells Fargo Bank, National Association, as documentation agent. The ITC Holdings Term Loan Credit Agreement establishes an unguaranteed, unsecured term loan credit facility under which ITC Holdings has borrowed $200,000,000. Funds borrowed may be used for general corporate purposes of ITC Holdings and its subsidiaries, including the repayment of revolving borrowings. The ITC Holdings Term Loan Credit Agreement contains covenants that: (a) place limitations on liens; mergers, consolidations, liquidations and sales of all or substantially all assets; dividends; and sale leaseback transactions and, (b) require ITC Holdings to maintain a maximum debt to capitalization ratio of 75%. The ITC Holdings Term Loan Credit Agreement contains certain customary events of default for unsecured, unguaranteed term loan credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans. The maturity date of the ITC Holdings Term Loan Credit Agreement is August 23, 2013.

At ITC Holdings’ option, loans under the ITC Holdings Term Loan Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 100 bps or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, 0.5% above the federal funds rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.00%, in each case subject to adjustments based on rating.

The foregoing description of the ITC Holdings Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Holdings Term Loan Credit Agreement. A copy of the ITC Holdings Term Loan Credit Agreement is attached hereto as Exhibit 10.106 and incorporated herein by reference as though fully set forth herein.

In the ordinary course of their respective businesses, certain of the Lenders and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITC Holdings and its affiliates for which they have in the past received, and may in the future receive, customary fees.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

10.106          ITC Holdings Term Loan Credit Agreement dated as of August 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 27, 2012

ITC HOLDINGS CORP.

	By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
	Its:	Senior Vice President and General Counsel